Exhibit 99.1

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350
                           AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of NBOG Bancorporation, Inc. (the "Company") on Form 10-QSB for the quarterly period ended June 30, 2002 as filed with the Securities Exchange Commission on the date hereof (the "Report"), the undersigned, Gary H. Anderson, President and Chief Executive Officer of the Company, and Holly R. Hunt, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:   /s/ Gary H. Anderson
      ---------------------------------
      Gary H. Anderson
      President and Chief Executive Officer
      August 6, 2002


      /s/ Holly R. Hunt
      ---------------------------------
      Holly R. Hunt
      Chief Financial Officer
      August 6, 2002